Income Taxes (Q2)	6 Months Ended	12 Months Ended
	Jun. 30, 2025	Dec. 31, 2024
Income Taxes [Abstract]
Income Taxes
12. Income Taxes
The Company's effective tax rate was (20)% and (14)% for the three months ended June 30, 2025 and 2024, respectively, and (18)% and (14)% for the six months ended June 30, 2025 and 2024, respectively.
The Company computed its provision for income taxes for interim periods by applying a forecasted annual effective tax rate to year-to-date earnings and adjusting for discrete items. However, the Company computed its provision for income taxes based on the year-to-date actual effective tax rate for the three and six months ended June 30, 2024, because the forecasted annual effective tax rate was highly sensitive to fluctuations in pre-tax income and a reliable estimate of the annual effective tax rate could not be made. The Company recorded income tax expense in all periods presented despite experiencing pre-tax losses primarily due to nondeductible losses on fair value adjustments and projected limitations on the Company's ability to realize certain tax benefits, which has resulted in the Company maintaining a full valuation allowance on its U.S. deferred tax assets. The increase in year-over-year income tax expense primarily resulted from an increase in pre-tax income excluding these nondeductible losses and the inability to record a net benefit from deferred tax assets generated.

12. Income Taxes
The components of the net loss before the provision for (benefit from) income taxes were as follows (in thousands):

	Year Ended December 31,
	2022	2023	2024
Domestic	$(35,016)	$(558,047)	$(743,667)
Foreign	—	—	(534)
Net loss before the provision for (benefit from) income taxes	$(35,016)	$(558,047)	$(744,201)

The provision (benefit) for income taxes consists of the following (in thousands):

	Year Ended December 31,
	2022	2023	2024
Current:
Federal	$(1,664)	$—	$—
State	(226)	—	6,306
Foreign	—	—	155
Total current income tax expense (benefit)	(1,890)	—	6,461
Deferred:
Federal	(1,697)	35,765	109,010
State	(563)	(64)	3,196
Foreign	—	—	580
Total deferred income tax expense (benefit)	(2,260)	35,701	112,786
Total provision for (benefit from) income taxes	$(4,150)	$35,701	$119,247

The following table presents the reconciliation of the statutory federal income tax rate to the Company’s effective tax rate:

	Year Ended December 31,
	2022	2023	2024
U.S. federal tax benefit at statutory rate	21.0%	21.0%	21.0%
State income taxes, net of federal benefit	4.1	0.1	0.1
Stock-based compensation	(0.4)	0.5	1.9
Foreign tax rate differential	—	—	(0.1)
Convertible interest	(0.7)	(0.2)	(0.2)
Change in valuation allowance, net	(9.5)	(7.7)	(17.5)
Derivative liabilities	(3.0)	(20.2)	(21.4)
General business credit - federal	0.1	0.2	0.3
Other	0.3	(0.1)	(0.2)
Effective tax rate	11.9%	(6.4)%	(16.1)%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Company’s deferred tax assets and liabilities as of December 31, 2023 and 2024, were as follows (in thousands):

	December 31, 2023	December 31, 2024
Deferred tax assets:
Net operating losses	$200,057	$766,434
Lease liabilities	112,634	540,405
Capitalized research and development expenditures	13,637	24,498
Deferred revenue	1,054	309,264

	December 31, 2023	December 31, 2024
Accrued liabilities and reserves	—	2,811
Interest expense carryforward	—	61,443
Research and development credits, net of reserve	1,252	3,244
Stock-based compensation	2,135	7,593
Other	650	2,907
Total deferred tax assets	331,419	1,718,599
Valuation allowance	(47,717)	(180,529)
Deferred tax assets, net of valuation allowance	283,702	1,538,070
Deferred tax liabilities:
Property and equipment	(207,054)	(1,147,258)
Intangible assets	(1,446)	(969)
Operating and financing ROU assets	(111,649)	(539,075)
Total deferred tax liabilities	(320,149)	(1,687,302)
Net deferred tax liabilities, net of valuation allowance	$(36,447)	$(149,232)

ASC 740, Income Taxes requires that the tax benefit of net operating losses (“NOL”), temporary differences, and credit carryforwards be recorded as an asset to the extent that management assesses that realization is “more likely than not.” Realization of the future tax benefits is dependent on the Company’s ability to generate sufficient taxable income within the carryforward period. Because of the Company’s recent history of operating losses, management believes that recognition of the deferred tax assets arising from the above-mentioned future tax benefits is currently not likely to be realized and, accordingly, a valuation allowance has been provided by the Company against federal and state deferred tax assets.
The valuation allowance increased year over year by $44 million and $133 million during the years ended December 31, 2023 and 2024, respectively.
As of December 31, 2023 and 2024, the Company had $933 million and $3.6 billion, respectively, in federal NOL carryforwards to offset future taxable income, almost all of which can be carried forward indefinitely. As of December 31, 2023 and 2024, the Company had state NOL carryforwards of $57 million and $61 million, respectively, of which $19 million and $30 million, respectively, can be carried forward indefinitely. If the NOL carryforwards are not utilized, $38 million and $31 million, respectively, will expire in varying amounts between the years 2032 and 2044. As of December 31, 2024, the Company had foreign NOL carryforwards to offset future taxable income of $5 million that can be carried forward indefinitely.
As of December 31, 2023 and 2024, the Company had insignificant amounts of federal and state tax credit carryforwards available to offset future taxable income.
A limitation may apply to the use of the net operating loss and credit carryforwards, under provisions of the Internal Revenue Code of 1986, as amended, and similar state tax provisions that are applicable if the Company experiences an “ownership change under Section 382.” For example, an ownership change may occur as a result of the issuance of new equity or certain shareholder transactions. Should these limitations apply, the carryforwards would be subject to an annual limitation, resulting in a potential reduction in the gross deferred tax assets before considering the valuation allowance.
The Company experienced a Section 382 ownership change during the years ended December 31, 2023 and 2024, and determined that these changes did not materially impact the availability of its NOL carryforwards for use in the future.
The Company is subject to income taxes in the United States, California, and other various domestic and international jurisdictions. The U.S., state, and foreign jurisdictions have statutes of limitations that generally range from three to five years. Fiscal years outside of the normal statute of limitation remain open to audit by tax authorities due to tax attributes generated in those early years, which have been carried forward and may be audited in subsequent years when utilized. We are not aware of any ongoing examinations.
Due to differing interpretations of tax laws and regulations, tax authorities may dispute the Company’s tax filing positions. The Company periodically evaluates the exposures associated with tax filing positions and will reserve amounts, if needed, for adjustments that may result from tax examinations.
The Company’s total amount of unrecognized tax benefits is insignificant, and did not change materially during the years ended December 31, 2022, 2023, and 2024.
Recognition of the unrecognized tax benefits would not have an impact on the effective tax as they are recorded as deferred tax assets which are subject to a full valuation allowance. The Company does not anticipate any significant change in its uncertain tax positions within the next 12 months.